Other Liabilities - Summary of Other Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Current:
Withholding taxes and value added tax payables	$ 11,425	$ 8,164
Contingent consideration (Refer Note 4(a), 4(b) & 4(d))	22,121	0
Other liabilities	7,116	3,187
Total	40,662	11,351
Non-current:
Contingent consideration (Refer Note 4(a), 4(b) & 4(d))	20,135	0
Other liabilities	709	78
Total	$ 20,844	$ 78